UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2014

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 West Boy Scout Blvd.

Suite 500

Tampa, Florida 33607

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes to Registrant’s Certifying Accountant

(a)   On April 14, 2014, the audit committee of the board of directors (the “Audit Committee”) of Carter Validus Mission Critical REIT, Inc. (the “Company”) approved and authorized the Company to, and the Company did, dismiss Ernst & Young, LLC (“Ernst & Young”) as the Company’s registered public accounting firm, effective immediately.

The reports of Ernst and Young on the Company’s financial statements for the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2013 and 2012, and through the date of this Current Report on Form 8-K, there have been no (i) disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Ernst & Young with a copy of the disclosure it is making on this Form 8-K prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Ernst & Young furnish a letter addressed to the SEC stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of the Ernst & Young letter, dated April 16, 2014, is filed as Exhibit 16.1 hereto.

On April 14, 2014, the Audit Committee approved the engagement of KPMG, LLP (“KPMG”) as the Company’s independent registered public accounting firm. During the two most recent fiscal years ended December 31, 2013 and 2012, and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with KPMG regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Ernst & Young, LLP, dated April 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: April 16, 2014	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer